                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): JULY 26, 2002

                                   KEANE, INC.
         ----------------------------------------------------------------------

             (Exact Name of Registrant as Specified in its Charter)

                                  MASSACHUSETTS
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                 (State or Other Jurisdiction of Incorporation)

                 001-7516                                 04-2437166
         -------------------------            ---------------------------------
         (Commission File Number)             (IRS Employer Identification No.)

         TEN CITY SQUARE, BOSTON, MASSACHUSETTS                          02129
         ----------------------------------------------------------------------
         (Address of Principal Executive Offices)                     (Zip Code)

                                 (617) 241-9200
         ----------------------------------------------------------------------

              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
         ----------------------------------------------------------------------

          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  OTHER EVENTS.

         On July 26, 2002, Keane, Inc., a Massachusetts corporation (the "Company"), announced that its Board of Directors has authorized the Company to repurchase up to 5,000,000 shares of its common stock over the next 12 months. The authorization represents an increase of 3,700,000 shares from the 1,300,000 shares remaining available for repurchase under the Company's previous stock repurchase program, which program would have expired on September 18, 2002. Since May 1999, the Company has invested $ 113.1 million to repurchase an aggregate of 5,882,200 shares of its common stock under four separate authorizations.

         The repurchases may be made on the open market or in negotiated transactions, and the timing and amount of shares repurchased will be determined by the Company's management based on its evaluation of market and economic conditions and other factors. The Company reported that the repurchased shares will be available for use in connection with the Company's stock option plans, employee stock purchase and other stock benefit plans, and for general corporate purposes, including acquisitions.

         A copy of the press release announcing the Company's share repurchase program is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS.

         (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

              Not applicable.

         (b)  PRO FORMA FINANCIAL INFORMATION.

              Not applicable.

         (c)  EXHIBITS.

              99.1     Press Release of Keane, Inc., dated July 26, 2002.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2002                               REGISTRANT

                                                  KEANE, INC.

                                                  By: /s/ John J. Leahy
                                                      -------------------------
                                                      John J. Leahy
                                                      Senior Vice President and
                                                      Chief Financial Officer






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                                  EXHIBIT INDEX

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EXHIBIT NUMBER    DESCRIPTION
99.1              Press Release of Keane, Inc., dated July 26, 2002.
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